COLUMBIA FUNDS SERIES TRUST
                               Columbia Global Value Fund
                           Columbia International Value Fund
                                     (the "Funds")
                           Supplement dated May 29, 2007
                to the Prospectuses and Statement of Additional Information
                                dated August 1, 2006


Effective immediately,

1. The prospectuses of the Funds are supplemented by replacing the second paragraph within the section under the heading "Investment Sub-advisers - Brandes Investment Partners, L.P.," with the following:

      Brandes is the investment sub-adviser to Columbia Global Value Fund and Columbia International Value Master Portfolio. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making the day-to-day investment decisions for the Fund and the Master Portfolio:


2. All references to William Pickering and Douglas C. Edman are removed from the Funds' Prospectuses and Statement of Additional Information.













INT-47/131763-0507                                                May 29, 2007